UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2004

GATX Corporation

(Exact Name of Registrant as Specified in its Charter)

New York (State or other jurisdiction of incorporation)	1-2328 (Commission File Number)	36-1124040 (IRS Employer Identification No.)

500 West Monroe Street Chicago, Illinois (Address of principal executive offices)	60661-3676 (Zip Code)

Registrant’s telephone number, including area code (312) 621-6200

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

99a	GATX Corporation presentation, dated May 12, 2004, submitted to the SEC along with the electronic submission of this Form 8-K.

Item 9. REGULATION FD DISCLOSURE

The information in this section is being furnished in accordance with Regulation FD of the Securities and Exchange Commission.

On May 7, 2004, GATX Corporation issued the following press release:

GATX Corporation (NYSE: GMT) announced that Brian A. Kenney, Senior Vice President and Chief Financial Officer, will present at the American Financial Services Association’s (AFSA) U.S. Finance Industry Conference for Fixed Income Investors in Washington, DC on Wednesday, May 12th. The presentation, which will begin at 1:45 P.M. Eastern time, will include an overview of GATX’s operations.

The accompanying slides for the presentation will be at www.gatx.com beginning Tuesday, May 11th, at 8:00 A.M. Eastern, or by calling the GATX Investors Relations department.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Brian Kenney
Brian A. Kenney
Senior Vice President and Chief Financial Officer (Duly Authorized Officer)

Date: May 12, 2004

INDEX TO EXHIBITS

Exhibit No.		Method of Filing
99a	GATX Corporation presentation dated October 29, 2003	Filed Electronically